U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 15, 2005

Radale Imports, Inc.
(Exact name of registrant as specified in its charter)

California (state of incorporation)	000-49708 (Commission File Number)	33-0684067 (IRS Employer I.D. Number)
P. O. Box 1990
Rancho Santa Fe, CA 92067
858-756-3011
____________________________________________________
(Address and telephone number of registrant's principal
executive offices and principal place of business)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01 Changes in Registrant’s Certifying Accountant.

On February 15, 2005. the board of directors of Radale Imports, Inc. (“Radale”) engaged PKF, Certified Public Accountants, a professional corporation, of San Diego, California as Radale’s principal independent registered public accountants to audit its financial statements. Radale did not consult the new accountant regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the issuer's financial statements.

PKF replaces J.H. Cohn LLP of San Diego, California, the previous principal independent registered public accountants of Radale. J.H. Cohn LLP had been engaged as Radale’s principal independent registered public accountants since June 22, 2001 until its resignation on December 1, 2004. The resignation of J.H. Cohn LLP was reported in a Form 8-K filed on January 14, 2005.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements.

None

(b)	Exhibits

The following exhibits are filed, by incorporation by reference as part of this Form 8-K:

Exhibit No.	Description

16	Letter of January 14, 2005 from J.H. Cohn LLP to the SEC regarding its concurrence or disagreement with the statements made in Item 4.01 of this report. ***

***	Previously filed with Form 8-K December 1, 2004 on January 14, 2005, Commission file number 000-49708; incorporated herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Radale Imports, Inc.

Date: February 21, 2005	By:	/s/ Lee D. Dodson
Lee D. Dodson
Chief Executive Officer

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